EXHIBIT 10.12


          SECURITY AGREEMENT dated as of July 27, 1995 ("Security Agreement"), made by Integrated Medical Systems, Inc., a Colorado corporation ("IMS"), to Eli Lilly and Company, together with its successors and assigns (the "Secured Party").

                            PRELIMINARY STATEMENTS

          1. Reference is made to the Subordinated Note (the "Note"), dated the date hereof, pursuant to which the Secured Party is lending and IMS is borrowing $1.0 million, subject to the terms and conditions contained therein (the "Loan").

          2. It is a condition precedent to the obligation of the Secured Party to provide the Loan to IMS that IMS shall have granted the security interest contemplated by this Security Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to provide the Loan to IMS, IMS hereby agrees as follows:

          SECTION 1.  Grant of Security.  IMS hereby grants to the Secured Party
                      -----------------
a security interest in and on all of IMS's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):

          (a) All equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (b) All inventory in all of its forms, wherever located, including, but not limited to, (i) all raw materials and work in process, finished goods, and materials used or consumed in manufacture or production, (ii) goods in which IMS has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which IMS has an interest or right as consignee), and (iii) goods which are returned to or repossessed by IMS, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");

          (c) All accounts, accounts receivable, contract rights, chattel paper, instruments, acceptances, drafts, and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables") (it being understood that the term "Receivables" shall not include, and the security interest granted by this Agreement shall not include, the right to future payments owed under various license or service contracts, which rights have been sold on a non-recourse basis prior to the date hereof or which may be sold on a non-recourse basis consistent with prior practice hereafter (the "Excluded Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

          (d) All rights under all contracts or agreements to which IMS is a party (other than contracts or agreements which by their terms expressly prohibit the granting of a lien thereon);

          (e) All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

          (f) All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

          (g) All letters patent of the United States or any other country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

          (h) All general intangibles, including but not limited to good will and tax refunds (the "General Intangibles"); and

          (i) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (h) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

          SECTION 2.  Security for the Loan.  The Collateral secures the prompt
                      ---------------------
and complete payment when due of the Loan.

          SECTION 3.  IMS Remains Liable.  Anything herein to the contrary
                      ------------------
notwithstanding, (a) IMS shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release IMS from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of IMS thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  Representations and Warranties.  IMS represents and
                      ------------------------------
warrants to the Secured Party as follows:

          (a) All of the Equipment and Inventory are located at the places specified in Schedule I hereto. The chief place of business and chief executive office of IMS and the office where IMS keeps its records concerning Receivables are located at the address specified on Schedule I hereto. All originals of all chattel paper which evidence Receivables have been delivered to the Secured Party. None of the Receivables is evidenced by a promissory note or other instrument.

          (b)  IMS owns the Collateral free and clear of any lien, except for
(1) the security interest created by this Security Agreement and (2) liens listed on Schedule II hereto. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except (1) for financing statements filed pursuant to the liens listed on Schedule II hereto and (2) such as may have been filed in favor of the Secured Party relating to this Security Agreement.

          (c) Other than as set forth on Schedule II, this Security Agreement creates a valid first priority lien in the Collateral, securing the payment of the Loan. All actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required either (1) for the grant by IMS of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by IMS or (2) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder.

          (e)  The Taxpayer Identification Number of IMS is 84-0970775.

          SECTION 5.  Further Assurances.   (a)  IMS agrees that from time to
                      ------------------
time, at the expense of IMS, IMS will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, IMS will: (1) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper (other than any such instrument received in connection with collections permitted to be undertaken by IMS in accordance with Section 8) deliver such to the Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (2) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) IMS hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of IMS where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) IMS will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may request, all in reasonable detail.

          (d) IMS will defend the Collateral against all claims and demands of all persons (other than the Secured Party) claiming an interest therein. IMS will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a Good Faith Contest to the validity thereof. In connection with any such Good Faith Contest IMS will, at the request of the Secured Party, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of the Secured Party should such Good Faith Contest be unsuccessful.

          SECTION 6.  As to Equipment, Inventory and Trademarks.  IMS shall:
                      -----------------------------------------

          (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule I hereto or, upon 30 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Equipment and Inventory;

          (b) Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

          (c) Permit the Secured Party or any agent of the Secured Party to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice;

          (d) Promptly notify the Secured Party in writing of any material loss or damage to the Inventory or Equipment;

          (e) Not (other than in the ordinary course of business) sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment;

          (f) Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any Law or (other than in the ordinary course of business) for hire;

          (g) Not permit the Equipment to become a part of or to be affixed to any real property of any Person; and

          (h) Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of IMS and (3) diligently pursuing any application or registration material to the business of IMS.

          SECTION 7.  Insurance.  (a)  IMS shall, at its own expense, maintain
                      ---------
insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably sufficient to protect IMS against material financial loss resulting from damage to or loss thereof. Each policy for: (1) liability insurance shall provide for all losses to be paid on behalf of the Secured Party and IMS as their respective interests may appear; and (2) property damage insurance shall provide for all losses to be paid directly to the Secured Party.

          (b) In case of any loss involving damage to Equipment or Inventory, IMS shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by IMS pursuant to this Section 7 shall be paid to IMS as reimbursement for the costs of such repairs or replacements.

          SECTION 8.  As to Receivables.  (a) IMS shall keep its chief place of
                      -----------------
business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefor specified in Schedule I hereto or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. IMS will hold and preserve such records and will permit representatives of the Secured Party to inspect and make abstracts from such records.

          (b) Except as otherwise provided in this subsection (b), IMS shall continue to collect, at its own expense, all amounts due or to become due to IMS under the Receivables. In connection with such collections, IMS may take (and, at the Secured Party's discretion, shall take) such action as IMS or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Secured Party
                                       --------  -------
shall have the right at any time, upon the occurrence and during the continuance of a Default (as defined in the Note) upon written notice to IMS of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to IMS thereunder directly to the Secured Party and, upon such notification and at the expense of IMS, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as IMS might have done. After receipt by IMS of the notice from the Secured Party referred to in the proviso to the
                                                               -------
preceding sentence and as long as there is a Default (as defined in the Note),
(1) all amounts and proceeds (including instruments) received by IMS in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of IMS and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as proceeds of the Collateral, or be applied as provided by Section 14(b), as determined by the Secured Party, and
(2) IMS shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

          SECTION 9.  Transfer and Other Liens.  IMS shall not:
                      ------------------------

          (a) Except for Inventory and used Equipment in the ordinary course of business and Excluded Receivables, consistent with prior practice, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

          (b) Except with respect to the security interest created by this Security Agreement and liens listed on Schedule II hereto, create or suffer to exist any lien upon or with respect to any of the Collateral to secure indebtedness of any person.

          SECTION 10.  The Secured Party Appointed Attorney-in-Fact.  IMS hereby
                       --------------------------------------------
irrevocably appoints the Secured Party IMS's attorney-in-fact, with full authority in the place and stead of IMS and in the name of IMS, the Secured Party or otherwise, to, after the occurrence and during the continuance of Default (as defined in the Note), take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:



               (a) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 7;

               (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (c) to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and IMS waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

               (d) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and

               (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as full and effectually as if the Secured Party were the absolute owner thereof.

          IMS hereby ratifies and approves all acts, other than those which result from the Secured Party's gross negligence or willful misconduct, of the Secured Party, as its attorney in-fact, pursuant to this Section 10, and the Secured Party, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from the Secured Party's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

          IMS also authorizes the Secured Party, at any time and from time to time, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

          SECTION 11.  The Secured Party May Perform.  If IMS fails to perform
                       -----------------------------
any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by IMS under Section 14(b).

          SECTION 12.  The Secured Party's Duties.  The powers conferred on the
                       --------------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 13.  Remedies.  If any Default (as defined in the Note) shall
                       --------
have occurred and be continuing:

          (a) the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require IMS to, and IMS hereby agrees that it will at its expense and upon the request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to the Secured Party's place of storage, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as the Secured Party may deem commercially reasonable. IMS agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to IMS of the time and place of any public or private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

          (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 14) in whole or in part by the Secured Party against, all or any part of the Loan in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of the Loan to the Secured Party shall be paid over to IMS. If the proceeds of the sale of the Collateral are insufficient to pay all the Loan, IMS agrees to pay upon demand any deficiency to the Secured Party.

          SECTION 14.  Indemnity and Expenses.  (a)  IMS agrees to indemnify the
                       ----------------------
Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

          (b) IMS will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and out of pocket disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (1) filing or recording fees incurred in connection with this Security Agreement, (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (3) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (4) the failure by IMS to perform or observe any of the provisions hereof. The Secured Party shall not be liable to IMS for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by the Secured Party's gross negligence or willful misconduct.

          SECTION 15.  Amendments; Etc.  No amendment or waiver of any provision
                       ---------------
of this Security Agreement nor consent to any departure by IMS herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 16.  Addresses for Notices.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing and, if to IMS, mailed or delivered by messenger or sent by facsimile, addressed to it at the address of IMS set forth below; if to the Secured Party, mailed or delivered by messenger or sent by facsimile to it, addressed to it at the address of the Secured Party set forth below; or as to any other party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section.

          If to the Secured Party:  Eli Lilly and Company
                                    Lilly Corporate Center
                                    Indianapolis, Indiana  46285
                                    Telephone (317) 276-2000
                                    Telecopy  (317) 276-9152
                                    Attention:  General Counsel


          If to IMS:                Integrated Medical Systems,
                                      Inc.
                                    15000 West 6th Avenue,
                                    Suite 400
                                    Golden, Colorado  80401
                                    Fax No.: (303) 271-7998



All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when received in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

          SECTION 17.  Continuing Security Interest; Transfer of the Note.  This
                       --------------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until payment in full of the Loan, (2) be binding upon IMS, its successors and assigns, and (3) inure to the benefit of the Secured Party and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (3), the Secured Party may assign or otherwise transfer all or a portion of its rights and obligations under this Security Agreement and the Note to any other person and such other person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Loan, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to IMS. Upon any such termination, the Secured Party will, at IMS's expense, execute and deliver to IMS such documents as IMS shall reasonably request to evidence such termination.

          SECTION 18.  Governing Law; Terms.  This Security Agreement shall be
                       --------------------
governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Note, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 19.  Miscellaneous.  This Security Agreement is in addition to
                       -------------
and not in limitation of any other rights and remedies the Secured Party may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by IMS or by Law or otherwise. If any provision of this Security Agreement is contrary to applicable Law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable Law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform thereto. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which the Secured Party would have had on any future occasion nor shall the Secured Party be liable for exercising or failing to exercise any such right or remedy.

          IN WITNESS WHEREOF, IMS has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                   INTEGRATED MEDICAL SYSTEMS, INC.


                                   By /s/ Charles I. Brown
                                      -------------------------------------
                                     Name:  Charles I. Brown
                                     Title:  Executive Vice President and
                                             Chief Financial Officer

                                  SCHEDULE I
                             to Security Agreement

                 Place of Business and Locations of Collateral
                 ---------------------------------------------



Chief Place of Business
  and Chief Executive Office:                      15000 West Sixth Avenue
                                                   Suite 400
                                                   Golden Colorado  80401


Locations of Equipment:                            (same as above)



Locations of Inventory:                            (same as above)



Location of Records
 Evidencing Receivables:                           (same as above)

                                  SCHEDULE II
                           to the Security Agreement

1. First National Bank of Wyoming, Laramie, Wyoming, holds a first priority security interest in all of IMS' Equipment, "Accounts, Instruments, Documents, Chattel Paper or Other Rights to Payment," and furniture and fixtures now owned or later acquired, to secure the repayment of a revolving $1,000,000 loan to IMS (Loan Number 15555, dated May 19, 1995). This loan was also personally guaranteed by all directors of IMS other than those affiliated with Eli Lilly and Company.

2. Certain office equipment or furniture of IMS is leased or subject to liens held by various vendors or financing entities.

3. Certain real estate leases pursuant to which IMS occupies office space prohibit use of the leasehold as collateral for indebtedness.

4. Prime Leasing Corporation holds a first priority security interest in IMS' receivable under the Network License Agreement with Boca Raton Hospital, Boca Raton, Florida to secure a loan made September 24, 1993 to IMS' in the original principal amount of $250,000. The principal balance of the loan at June 1, 1995 was $120,012.93. Monthly payments of approximately $8,008.24 on the loan obligation are made by IMS.

5. In the regular course of its business, IMS periodically sells future receivables owed to IMS under various license or service contracts on a non-recourse basis to financing entities. At June 7, 1995, sale of receivables for three contracts with a face value of $1,447,340 were being negotiated.

6. Eli Lilly and Company has a security interest in the Collateral pursuant to a Security Agreement dated as of June 12, 1995 securing the Company's obligations under a $3,000,000 Promisory Note dated June 12, 1995.